Commitments, Guarantees, Pledged Assets, Provisions and Contingent Liabilities	12 Months Ended
Oct. 31, 2025
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Commitments, Guarantees, Pledged Assets, Provisions and Contingent Liabilities
Note 24: Commitments, Guarantees, Pledged Assets, Provisions and Contingent Liabilities
In the ordinary course of business, we enter into a variety of contracts under which we may be required to make payments to reimburse a counterparty for a loss if a third party does not perform according to the terms of a contract or does not make payments when due under the terms of a debt instrument, and contracts under which we provide indirect guarantees of the indebtedness of another party, all of which are considered guarantees.
Guarantees that qualify as derivatives are accounted for in accordance with the policy for derivative instruments (refer to Note 7). For guarantees that do not qualify as derivatives, a liability is initially recorded at fair value, which is generally the fee received. Subsequently, guarantees are recorded at the higher of initial fair value, less amortization to recognize any fee income earned over the period, and our best estimate of the amount required to settle the obligation. Any change in the liability is recorded in our Consolidated Statement of Income.
We enter into a variety of commitments, including
off-balance
sheet credit instruments, such as backstop liquidity facilities, letters of credit, credit default swaps and commitments to extend credit, as a method of meeting the financial needs of our customers. These commitments include contracts under which we may be required to make payments to a counterparty, based on changes in the value of an asset, liability or equity security that the counterparty holds, due to changes in an underlying interest rate, foreign exchange rate or other variable. The contractual amount of our commitments represents our maximum undiscounted potential exposure, before possible recoveries under recourse and collateral provisions. Collateral requirements for these instruments are generally consistent with our collateral requirements for loans.
A large majority of these commitments expire without being drawn upon. As a result, the total contractual amounts may not be representative of the funding likely to be required for these commitments.
We strive to limit our exposure to credit risk by dealing only with counterparties that we believe are creditworthy, and we manage our credit risk for these instruments using the same credit risk process that we apply to loans and other credit assets.

The maximum amounts payable related to our various commitments are as follows:

(Canadian $ in millions)	2025	2024
Financial Guarantees
Standby letters of credit	$29,409	$30,523
Credit default swaps (1)	23,507	16,211

Other Credit Instruments
Backstop liquidity facilities	18,358	18,224
Documentary and commercial letters of credit	2,504	1,893
Commitments to extend credit (2)	238,884	230,689
Other commitments (3)	9,632	10,093
Total	$322,294	$307,633

(1)	The fair value of the related derivatives included in our Consolidated Balance Sheet was $1 million as at October 31, 2025 ($8 million as at October 31, 2024).
(2)	Commitments to extend credit exclude personal lines of credit and credit cards that are unconditionally cancellable at our discretion.
(3)	Other commitments include $1,664 million as at October 31, 2025 ($4,511 million as at October 31, 2024) of underwriting commitments that are extended but not yet accepted by the borrower.
Financial Guarantees
Standby letters of credit represent our obligation to make payments to third parties on behalf of customers if they are unable to make the required payments or meet other contractual requirements. The majority have a term of one year or less. Collateral requirements for standby letters of credit and guarantees are consistent with our collateral requirements for loans. Standby letters of credit and guarantees include our guarantee of a subsidiary’s debt provided directly to a third party.
Written credit default swaps require us to compensate a counterparty following the occurrence of a credit event in relation to a specified reference obligation, such as a bond or a loan. The terms of these contracts range from less than one year to over 10 years. Refer to Note 7 for additional details.
Other Credit Instruments
Backstop liquidity facilities are provided to ABCP programs administered by us as an alternative source of financing when ABCP markets cannot be accessed. The terms of the backstop liquidity facilities do not require us to advance money to these programs in the event of insolvency of the borrower. The average term of these liquidity facilities is approximately one to five years. Refer to Note 6 for additional details.
Documentary and commercial letters of credit represent our agreement to honour drafts presented by a third party upon completion of specific activities.
Commitments to extend credit represent our commitment to customers to grant them credit in the form of loans or other financing for specific amounts and maturities, subject to their meeting certain conditions.
Other commitments include commitments to fund external private equity funds and investments in equity and debt securities at market value at the time the commitments are drawn. In addition, we act as underwriter for certain new issuances under which we, alone or together with a syndicate of financial institutions, purchase the new issue for resale to investors.
Indemnification Agreements
In the normal course of operations, we enter into various agreements that provide general indemnifications. These indemnifications typically occur in connection with sales of assets, securities offerings, service contracts, director contracts, membership agreements, clearing arrangements, derivative contracts and leasing transactions. Based on historical experience, we expect the risk of loss to be remote.
Exchange and Clearing House Guarantees
We are a member of several securities and futures exchanges and central counterparties. Membership in certain of these organizations may require us to pay a pro rata share of the losses incurred by the organization in the event of default by another member or to pay the losses incurred by the organization in the event of a default by a customer of the bank. It is difficult to estimate our maximum exposure under these membership agreements, since this would require an assessment of future claims that may be made against us that have not yet occurred. Based on historical experience, we expect the risk of material loss to be remote.
Pledged Assets and Collateral
In the ordinary course of business, we enter into trading, lending and borrowing activities that require us to pledge assets or provide collateral. Pledging and collateral transactions are typically conducted under terms and conditions that are usual and customary to these activities. If there is no default, the securities or their equivalents must be returned by the pledgee upon satisfaction of the obligation.

The following tables summarize our pledged assets and collateral, and the activities to which they relate:

(Canadian $ in millions)	2025	2024
Bank Assets
Cash and due from banks	$108	$80
Securities (1)	174,514	139,553
Loans	59,886	71,419
Other assets	11,149	10,314
	245,657	221,366
Third-party Assets (2)
Collateral received and available for sale or re-pledging	232,840	195,071
Less: Collateral not sold or re-pledged	(48,081)	(45,087)
	184,759	149,984
Total pledged assets and collateral	$430,416	$371,350

(Canadian $ in millions)	2025	2024
Uses of pledged assets and collateral
Clearing systems, payment systems and depositories	$18,136	$26,203
Foreign governments and central banks	38	46
Obligations related to securities sold short	54,876	35,030
Obligations related to securities sold under repurchase agreements	119,956	97,878
Securities borrowing and lending (3)	122,729	99,405
Derivatives transactions	21,870	19,224
Securitization	21,873	23,739
Covered bonds	23,125	27,235
Other (4)	47,813	42,590
Total pledged assets and collateral	$430,416	$371,350

(1)	Includes NHA MBS of $6,690 million, which are included in loans in our Consolidated Balance Sheet ($5,492 million as at October 31, 2024).
(2)	Includes on-balance sheet securities borrowed or purchased under resale agreements and off-balance sheet collateral received.
(3)	Includes off-balance sheet securities borrowing and lending.
(4)	Includes $16,734 million of assets that have been pledged to support Federal Home Loan Bank activity ($21,235 million as at October 31, 2024).
Lease Commitments
We have entered into a number of
non-cancellable
leases for premises and equipment. Our computer and software leases are typically fixed for one term. Leases that we have signed but have not yet taken possession of totalled $128 million as at October 31, 2025 ($80 million as at October 31, 2024).
Provisions and Contingent Liabilities
Provisions are recognized when we have a legal or constructive obligation as a result of past events, such as contractual commitments, legal or other obligations for which we can reliably estimate the related amount, and it is probable we will be required to settle the obligation. We recognize as a provision our best estimate of the amount required to settle the obligations as of the balance sheet date, taking into account the risks and uncertainties surrounding the obligations. Provisions are recorded in other liabilities in our Consolidated Balance Sheet. Contingent liabilities are potential obligations arising from past events, the existence of which will only be confirmed by the occurrence or non-occurrence
of one or more future events not wholly within our control, and are not included in the table below.
Legal Proceedings
The bank and its subsidiaries are party to legal proceedings, including regulatory investigations, in the ordinary course of business. We review the status of these proceedings regularly and establish provisions when in our judgment it becomes probable that we will incur a loss and the amount can be reliably estimated. The bank’s provisions represent our best estimates based upon currently available information for proceedings for which estimates can be made. However, the bank’s provisions may differ significantly from the actual losses incurred as a result of, for example, the inherent uncertainty of the various potential outcomes of such proceedings; the varying stages of the proceedings; the existence of multiple defendants whose share of liability may not yet have been determined; unresolved issues in such proceedings, some of which involve novel legal theories and interpretations; the fact that the underlying matters will change from time to time; and that such proceedings may involve very large or indeterminate damages. While it is inherently difficult to predict the ultimate outcome of these proceedings, based on our current knowledge, we do not expect the outcome of any of these proceedings, individually or in the aggregate, to have a material adverse effect on the consolidated financial position or the results of operations of the bank. However, because of the factors listed above, as well as other uncertainties inherent in litigation and regulatory matters, there is a possibility that the ultimate resolution of legal proceedings or regulatory investigations may be material to the bank’s consolidated financial position or its results of operations for any particular reporting period.

BMO Bank National Association (BBNA), formerly BMO Harris Bank N.A., as successor to M&I Marshall and Ilsley Bank (M&I), was named as the defendant in a lawsuit filed in the U.S. Bankruptcy Court for the District of Minnesota (Bankruptcy Court) in connection with a Ponzi scheme carried out by Thomas J. Petters and certain affiliated individuals and entities (collectively, Petters). The lawsuit, brought by a Trustee in bankruptcy proceedings for certain Petters entities, alleged that between 1999 and 2008, M&I (and a predecessor bank) helped facilitate the Ponzi scheme operated by Petters. On November 8, 2022, a jury awarded damages of approximately US$564 million against BBNA. On June 27, 2023, BBNA filed its notice of appeal with the United States Court of Appeals for the Eighth Circuit to contest the jury verdict and award. On August 22, 2023, the trial court awarded the plaintiff approximately US$483 million in pre-judgment
interest and ordered BBNA to pay post-judgment interest on the jury award at 4.74% and pre-judgment
interest at 5.26%. On September 12, 2024, the Court of Appeals reversed the trial court judgment, finding that BBNA had a valid legal defence that extinguished the Trustee’s claim. The appellate court directed the trial court to enter judgment for BBNA. As a result of this outcome, in accordance with applicable accounting standards, BMO reversed its provision of $1,190 million ($875 million after-tax),
comprising $594 million in
non-interest
expense, other and $596 million in interest expense, other liabilities. On February 12, 2025, the plaintiff filed a petition for review by the Supreme Court of the United States. The Supreme Court denied the petition on May 27, 2025, which ends the litigation against BBNA in this matter.
Restructuring and Severance Charges
Provisions for restructuring and severance charges relate to costs incurred for accelerating operational efficiencies across the enterprise. This represents our best estimate of the amount that will ultimately be paid out.
Changes in the provision balance during the year were as follows:

(Canadian $ in millions)			2025			2024
	Restructuring and severance	Legal	Total	Restructuring and severance	Legal	Total
Balance at beginning of year	$164	$95	$259	$335	$1,243	$1,578
Additional provisions/increase in provisions	125	34	159	101	67	168
Provisions utilized	(129)	(79)	(208)	(210)	(19)	(229)
Amounts reversed	(36)	(5)	(41)	(59)	(1,196)	(1,255)
Foreign exchange and other	–	2	2	(3)	–	(3)
Balance at end of year	$124	$47	$171	$164	$95	$259